Exhibit 10.1

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of January 13, 2016 by and among SANUWAVE Health, Inc., a Nevada corporation with offices located at 11475 Great Oaks Way, Suite 150, Alpharetta, Georgia 30022 (the “Company”), and the investors listed on Schedule I hereto (each a “Investor” and together the “Investors”). Certain terms used and not otherwise defined in the text of this Agreement are defined in Section 10 hereof.

RECITALS

WHEREAS, the Company and the Investors are executing and delivering this Agreement in the reliance upon the various exemptions from securities registration afforded by the Securities Act of 1933, as amended (the “Securities Act”)

WHEREAS, the Investors are the beneficial owners of Series A warrants to purchase shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), in such amounts as listed on Schedule I hereto (the “Warrants”);

WHEREAS, the Company and the Investors desire to exchange all of the Investors’ respective Warrants, and all rights, title and interest therein or associated therewith, for shares of Common Stock and shares of the Company’s Series B Convertible Preferred Stock, $0.001 par value (the “Preferred Stock”), in accordance with the terms and provisions of this Agreement (the “Exchange”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

1.             Authorization of Shares. The Company has authorized the issuance of Common Stock and Preferred Stock to the Investors in the amounts set forth opposite each Investor’s name on Schedule I hereto. The shares of Common Stock issuable at Closing are referred to herein as the “Common Shares” and the shares of Preferred Stock issuable at Closing are referred to herein as the “Preferred Shares”. The shares of Common Stock into which the Preferred Stock is convertible are referred to herein as the “Underlying Shares” and, together with the Common Shares and the Preferred Shares, as the “Shares”.

2.             Exchange of Securities.

2.1.     Upon the terms and subject to the conditions herein contained, the Investors agree to surrender, transfer, contribute, assign and deliver to the Company at the Closing (as defined in Section 3), the Warrants, and, in exchange and as consideration therefor, the Company agrees to issue and deliver to the Investors, at the Closing: (i) that number of Common Shares set forth opposite such Investor’s name on Schedule I hereto, number of Common Shares and (ii) that number of Preferred Shares set forth opposite such Investor’s name on Schedule I hereto. At or prior to the Closing, each Investor will deliver to the Company all of the original executed Warrants issued to such Investor, or an endorsed affidavit of loss with respect thereto acceptable to the Company, whereupon such Warrants shall be void and of no further force and effect. In exchange and as consideration therefor, at or prior to the Closing, the Company will instruct its transfer agent to deliver stock certificates to each Investor representing the number of Common Shares and/or the Preferred Shares set forth opposite such Investor’s name on Schedule I hereto.

2.2.     The parties intend that the Exchange shall be treated as a Section 368(a)(1)(E) reorganization (recapitalization) under the Code, and will report the Exchange accordingly, and shall take no action contrary to such intent.

3.             Closing. Subject to the satisfaction of the closing conditions set forth in Section 7, the closing (the “Closing”), with respect to the transaction contemplated in Section 2 hereof, shall take place at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time on January 13, 2016 or at such other time and place as the Company and the Investors may agree, including remotely via the exchange of documents and signatures.

4.             Representations and Warranties of the Investors. Each Investor, severally but not jointly, represents and warrants to the Company that the statements contained in this Section 4 are true and complete as of the date of this Agreement and will be true and complete as of the date of the Closing:

4.1.     Organization. Each Investor is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.

4.2.     Validity. The execution, delivery and performance of this Agreement and the other instruments referred to herein, in each case to which the Investor is a party, and the consummation by the Investor of the transactions contemplated hereby, have been duly authorized by all necessary corporate, partnership, limited liability or similar actions, as applicable, on the part of such Investor. This Agreement has been duly executed and delivered by the Investor, and the other instruments referred to herein to which it is a party will be duly executed and delivered by the Investor, and each such agreement and other instruments constitutes or will constitute a valid and binding obligation of the Investor, enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.3.     No Conflicts; Consents. Such Investor's execution and delivery of this Agreement and each of the Transaction Documents to which it is a party, and the performance of such Investor's obligations hereunder and thereunder do not and will not (i) conflict with, violate or result in any default under any mortgage, indenture, agreement, instrument or other contract to which such Investor is a party or by which Investor or its property is bound, (ii) violate any judgment, order, decree, law, statute, regulation or other judicial or governmental restriction to which such Investor is subject, (iii) result in the imposition of any lien or encumbrance on any of such Investor's Warrants (other than as provided hereunder) or (iv) require the prior consent of, or any prior filing with or notice to, any governmental authority or third party.

4.4.     Title. Such Investor is the sole owner of the Warrants tendered for exchange under this Agreement, free and clear of any pledges, liens, security interests, claims or other encumbrances of any kind (other than those arising under applicable securities laws).

4.5.     Brokers. There is no broker, investment banker, financial advisor, finder or other Person which has been retained by or is authorized to act on behalf of the Investor who might be entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.

4.6.     Investment Representations and Warranties. The Investor understands and agrees that the Shares have not been registered under the Securities Act or any applicable state securities laws.

4.7.     Acquisition for Own Account. The Investor is acquiring the Shares for its own account for investment and not with a view toward distribution in a manner which would violate the Securities Act or any applicable state securities laws.

4.8.     Ability to Protect Its Own Interests and Bear Economic Risks. The Investor, by reason of the business and financial experience of its management, has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement and is capable of evaluating the merits and risks of the investment in the Shares. The Investor is able to bear the economic risk of an investment in the Shares and is able to sustain a loss of all of its investment in the Shares without economic hardship, if such a loss should occur.

4.9.     Accredited Investor. The Investor is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act.

4.10.     Access to Information. The Investor has been given access to Company documents, records, and other information, and has had adequate opportunity to ask questions of, and receive answers from, the Company’s officers, employees, agents, accountants, and representatives concerning the Company’s business, operations, financial condition, assets, liabilities, and all other matters relevant to its investment in the Shares. The Investor understands that an investment in the Shares bears significant risk and represents that it has reviewed the SEC Reports (as defined herein), which serve to qualify certain of the Company representations set forth below.

4.11.     Restricted Shares.

(a)     The Investor understands that the Shares will be characterized as “restricted securities” under the federal securities laws and that such Shares may be resold without registration under the Securities Act only in certain limited circumstances.

(b)     The Investor acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act and under applicable state securities laws or an exemption from such registration is available. The Investor understands that the Company is under no obligation to register the Shares, except as provided in the Registration Rights Agreement (as defined below).

(c)     The Investor is aware of the provisions of Rule 144 under the Securities Act which permit limited resale of securities purchased in a private placement.

4.12.     Tax Advisors. The Investor has had the opportunity to review with the Investor’s own tax advisors the federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. The Investor is relying solely on the Investor’s own determination as to tax consequences or the advice of such tax advisors and not on any statements or representations of the Company or any of its agents and understands that the Investor (and not the Company) shall be responsible for the Investor’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

4.13.     Confidentiality. Other than consummating the transactions contemplated hereunder, such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, directly or indirectly, executed any purchases or sales, including short sales, of the securities of the Company. Other than to other Persons party to this Agreement, such Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

5.             Representations and Warranties by the Company. The Company represents and warrants to the Investors that the statements contained in this Section 5 are true and complete as of the date of this Agreement and will be true and complete as of the date of the Closing, as the case may be.

5.1.     Capitalization. As of the date hereof, the capitalization (including both the authorized and issued capital stock) of the Company is as set forth on Schedule 5.1. No shares of Common Stock or Preferred Stock are held in treasury. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and non-assessable. Except as disclosed on Schedule 5.1, to the Company’s knowledge, no Person (together with any family member or Affiliate thereof) owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws). (i) None of the Company’s or any Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any Encumbrances suffered or permitted by the Company or any Subsidiary; (ii) except as disclosed on Schedule 5.1, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries (as defined below), or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) except as disclosed on Schedule 5.1, there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) except as disclosed on Schedule 5.1, there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (v) except as disclosed on Schedule 5.1, there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares; (viii) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Reports which are not so disclosed in the SEC Reports, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect.

5.2.     Organization. The Company and each Subsidiary (a) is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect, and (c) has all requisite corporate power and authority to own or lease and operate its assets and carry on its business as presently being conducted as disclosed in the SEC Reports.

5.3.     Subsidiaries. Other than the Persons set forth on Schedule 5.3, the Company has no Subsidiaries. “Subsidiaries” means any Person (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled directly or indirectly by the Company or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

5.4.     Consents. Neither the execution, delivery or performance of this Agreement by the Company, nor the consummation by it of the obligations and transactions contemplated hereby (including, without limitation, the issuance, the reservation for issuance and the delivery of the Shares and the provision to the Investor of the rights contemplated by the Transaction Documents) requires any consent of, authorization by, exemption from, filing with or notice to any Governmental Entity or any other Person, other than filings required under applicable U.S. federal and state securities laws.

5.5.     Authorization; Enforcement. The Company has all requisite corporate power and has taken all necessary corporate action required for the due authorization, execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance, the reservation for issuance and the delivery of the Shares and the provision to the Investor of the rights contemplated by the Transaction Documents). The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Shares and the provision to the Investor of the rights contemplated by the Transaction Documents), have been duly authorized by the Company’s board of directors and no further consent or authorization of the Company, its board of directors or its stockholder is required. This Agreement has been duly executed and delivered by the Company, and the other instruments referred to herein to which it is a party will be duly executed and delivered by the Company, and each such agreement constitutes or will constitute a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

5.6.     Valid Issuance of Shares. The Shares have been duly and validly authorized and, when the Shares are issued and paid for pursuant to this Agreement, the Shares will be validly issued, fully paid and non-assessable, and shall be free and clear of all Encumbrances, and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

5.7.     No Conflicts. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the issuance, the reservation for issuance and the delivery of the Shares and the provision to the Investor of the rights contemplated by the Transaction Documents) will not (a) result in a violation of the Articles of Incorporation, as amended, the by-laws, as amended, or any equivalent organizational document of the Company or any Subsidiary (the “Charter Documents”) or require the approval of the Company’s stockholders, (b) violate, conflict with or result in the breach of the terms, conditions or provisions of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, acceleration or cancellation under, any material agreement, lease, mortgage, license, indenture, instrument or other contract to which the Company or any Subsidiary is a party, (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, (d) result in a violation of or require stockholder approval under any rule or regulation of the Over-the-Counter Bulletin Board (the “Principal Market”), or (e) result in the creation of any Encumbrance upon any of the Company’s or any of its Subsidiary’s assets. Neither the Company nor any Subsidiary is (i) in violation of its Charter Documents, (ii) in default (and no event has occurred which, with notice or lapse of time or both, would cause the Company or any Subsidiary to be in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any Subsidiary is a party, nor has the Company or any Subsidiary received written notice of a claim that it is in default under, or that it in violation of, any Material Agreement (whether or not such default or violation has been waived), (iii) in violation of, or in receipt of written notice that it is in violation of, any law, ordinance or regulation of any Governmental Entity, except where the violation would not result in a Material Adverse Effect, and (iv) in violation of any order of any Governmental Entity having jurisdictional over the Company or any Subsidiary or any of the Company’s or any Subsidiary’s properties or assets.

5.8.     Principal Markets. There is no requirement for the Company to obtain approval of the Principal Market for listing or trading of Registrable Securities (as defined in the Registration Rights Agreement), which constitute Common Stock. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since January 1, 2012, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market.

5.9.     Material Contracts. Each Material Contract is the legal, valid and binding obligation of the Company or a Subsidiary, as the case may be, enforceable against the Company or such Subsidiary, as the case may be, in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The Company and each Subsidiary, as the case may be, is in compliance with all material terms of the Material Contracts to which it is party, and there has not occurred any breach, violation or default or any event that, with the lapse of time, the giving of notice or the election of any Person, or any combination thereof, would constitute a breach, violation or default by the Company or any Subsidiary under any such Material Contract or, to the knowledge of the Company and each Subsidiary, by any other Person to any such contract except where such breach, violation or default would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has been notified that any party to any Material Contract intends to cancel, terminate, not renew or exercise an option under any Material Contract, whether in connection with the transactions contemplated hereby or otherwise.

5.10.     Right of First Refusal; Stockholders Agreement; Voting and Registration Rights. Except with respect to options and warrants listed above in Section 5.1 or as provided in this Agreement and or as disclosed in the SEC Reports, the Company does not have any outstanding options to purchase, or, any right of first refusal, right of first offer, right of co-sale, no shareholder rights plan, preemptive right or other right to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, or any registration right regarding the securities of the Company. There are no provisions of the Charter Documents, and no Material Contracts, other than this Agreement, that (a) may affect or restrict the voting rights of the Investor with respect to the Shares in its capacity as a stockholder of the Company, (b) restrict the ability of the Investor, or any successor thereto or assignee or transferee thereof, to transfer the Shares, (c)  would adversely affect the Company’s or the Investor’s right or ability to consummate the transactions contemplated by this Agreement or comply with the terms of this Agreement and the transactions contemplated hereby, (d) require the vote of more than a majority of the Company’s issued and outstanding Common Stock, voting together as a single class, to take or prevent any corporate action, other than those matters requiring a different vote under Nevada law, or (e) entitle any party to nominate or elect any director of the Company or require any of the Company’s stockholders to vote for any such nominee or other person as a director of the Company in each case.

5.11.     Previous Issuances. All shares of capital stock and other securities previously issued by the Company and each Subsidiary have been issued in transactions registered under or exempt from the registration requirements under the Securities Act and all applicable state securities or “blue sky” laws, and in compliance with all applicable corporate laws. The Company and each Subsidiary has not violated the Securities Act or any applicable state securities or “blue sky” laws in connection with the previous issuance of any shares of capital stock or other securities.

5.12.     No Integrated Offering. Neither the Company, any Subsidiary, nor any of the Company’s or any Subsidiary’s Affiliates or any other Person acting on the Company’s or any Subsidiary’s behalf, has directly or indirectly engaged in any form of general solicitation or general advertising with respect to the Shares, nor have any of such Persons made any offers or sales of any security of the Company, any Subsidiary or any of the Company’s or any Subsidiary’s Affiliates or solicited any offers to buy any security of the Company, any Subsidiary or any of the Company’s or any Subsidiary’s Affiliates under circumstances that would require registration of the Shares under the Securities Act or any other securities laws or cause this offering of Shares to be integrated with any prior offering of securities of the Company or any Subsidiary for purposes of the Securities Act in any manner that would affect the validity of the exemption under the Act for the Exchange hereunder.

5.13.     SEC Reports; Financial Statements.

(a)     The Company’s Common Stock is registered under Section 12 of the Exchange Act. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since August 1, 2013 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and, in each case, to the rules promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has delivered to each Investor, or each Investor has had access to, true and complete copies of the SEC Reports and all agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject, which are required to be described in or filed as exhibits to an SEC Report, have been so described or filed.

(b)     The financial statements and the related notes of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present the consolidated financial position of the Company as of and for the dates thereof and the consolidated results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. There is no transaction, arrangement, or other relationship between the Company or any Subsidiary and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in SEC Reports and is not so disclosed and would have or reasonably be expected to result in a Material Adverse Effect.

5.14.     Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective in all material respects to ensure that material information relating to the Company, including any consolidated Subsidiaries, is made known to its chief executive officer and chief financial officer by others within those entities. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the most recently filed quarterly or annual periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed quarterly or annual periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. The Company maintains internal control over financial reporting (as such term is defined in Exchange Act Rule 13a-15(f) and 15d-15(f)) designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and such internal control over financial reporting is effective. The Company presented in its most recently filed annual report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the Company’s internal control over financial reporting based on their evaluations as of the end of the period covered by such report. Since the Evaluation Date, there have been no significant changes in the Company’s internal control over financial reporting (as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal control over financial reporting.

5.15.     Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

5.16.     Absence of Litigation. Except as set forth in the SEC Reports, there is no claim, action, suit, arbitration, investigation or other proceeding pending against, or to the knowledge of the Company and each Subsidiary, threatened against or affecting, the Company, any Subsidiary or any of the Company’s or any Subsidiary’s properties or, to the knowledge of the Company and each Subsidiary, any of its respective officers or directors before any Governmental Entity. Except as set forth in the SEC Reports, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty relating to the Company or any Subsidiary. There has not been, and to the knowledge of the Company and each Subsidiary, there is not pending or contemplated, any investigation by the Commission of the Company or any Subsidiary or any current or former director or officer of the Company or any Subsidiary. The Company has not received any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act and, to the Company’s knowledge, the SEC has not issued any such order.

5.17.     Taxes. The Company and each Subsidiary has properly filed all federal, foreign, state, local, and other tax returns and reports which are required to be filed by it, which returns and reports were properly completed and are true and correct in all material respects, and all taxes, interest, and penalties due and owing have been timely paid. There are no outstanding waivers or extensions of time with respect to the assessment or audit of any tax or tax return of the Company or any Subsidiary, or claims now pending or matters under discussion between the Company and any taxing authority in respect of any tax of the Company. The Company has no material uncertain tax positions pursuant to FASB Interpretation 48 (FIN 48), Accounting for Uncertainty in Income Taxes. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

5.18.     Employee Matters.

(a)     The Company has disclosed in the SEC Reports any “employee benefit plan” subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that it or any Subsidiary maintains for employees.

(b)     No director or officer or other employee of the Company or any Subsidiary will become entitled to any retirement, severance, change of control, or similar benefit or enhanced or accelerated benefit (including any acceleration of vesting) or lapse of repurchase rights or obligations with respect to any employee benefit plan subject to ERISA or other benefit under any compensation plan or arrangement of the Company (each, an “Employee Benefit Plan”) as a result of the transactions contemplated in this Agreement.

(c)     No executive officer, to the knowledge of the Company and each Subsidiary, is, or is now reasonably expected to be, in violation of any term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant with the Company or any Subsidiary, and, to the knowledge of the Company and each Subsidiary, the continued employment of each such executive officer does not subject the Company or any Subsidiary to any material liability with respect to any of the foregoing matters.

(d)     The Company and each Subsidiary is in compliance with all applicable federal, state, local and foreign statutes, laws (including, without limitation, common law), judicial decisions, regulations, ordinances, rules, judgments, orders and codes respecting employment, employment practices, labor, terms and conditions of employment and wages and hours, except where the failure to comply would not have a Material Adverse Effect, and no work stoppage or labor strike against the Company or any Subsidiary is pending or, to their knowledge, threatened, nor is the Company or any Subsidiary involved in or, to their knowledge, threatened with any labor dispute, grievance or litigation relating to labor matters involving any current or former employees of the Company, any Subsidiary or any independent contractors. There are no suits, actions, disputes, claims (other than routine claims for benefits), investigations or audits pending or, to the knowledge of the Company and each Subsidiary, threatened in connection with any Employee Benefit Plan, but excluding any of the foregoing which would not have a Material Adverse Effect.

5.19.     Compliance with Laws.

(a)     The Company and each Subsidiary possess, and has been and is in material compliance with the terms of, all franchises, permits, licenses and other rights and privileges necessary to conduct the Company’s and each Subsidiary’s business and is in compliance with and has not violated, in any material respect, (i) any judgments, orders, decrees, injunctions or writs applicable to the Company or any Subsidiary, or (ii) any laws, statutes, ordinances, rules or regulations applicable to the conduct of the Company’s or any Subsidiary’s business, including, without limitation, the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any drug or drug candidate under development, manufactured or distributed by the Company or any Subsidiary (collectively, “Applicable Laws”). Neither the Company nor any Subsidiary has received any notice of any proceeding relating to revocation or modification of any such franchise, permit, license or other right or privilege except where such revocation or modification would not reasonably be expected to have a Material Adverse Effect.

(b)     The Company and each Subsidiary:

(i)     has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration (the “FDA”) or any other federal, state, local or foreign governmental or regulatory authority alleging or asserting material noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”);

(ii)     possesses all material Authorizations and such Authorizations are valid and in full force and effect and the Company is not in material violation of any term of any such Authorizations;

(iii)     has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA or any other federal, state, local or foreign governmental or regulatory authority or third party alleging that any study, clinical trial, operation or activity related to any product or product under development by the Company is in material violation of any Applicable Laws or Authorizations and has no knowledge that the FDA or any other federal, state, local or foreign governmental or regulatory authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding;

(iv)     has not received notice that the FDA or any other federal, state, local or foreign governmental or regulatory authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Authorizations and has no knowledge that the FDA or any other federal, state, local or foreign governmental or regulatory authority is considering such action;

(v)     has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and

(vi)     has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

(c)     The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company or any Subsidiary were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all Applicable Laws and Authorizations, including, without limitation, the Federal Food, Drug and Cosmetic Act and the rules and regulations promulgated thereunder (collectively, “FFDCA”); the descriptions of the results of such studies, tests and trials contained in the SEC Reports are accurate and complete and fairly present the data derived from such studies, tests and trials; the Company and each Subsidiary is not aware of any studies, tests or trials, the results of which the Company or any Subsidiary believes reasonably call into question the study, test, or trial results described or referred to in the SEC Reports when viewed in the context in which such results are described and the clinical state of development; and, since January 1, 2011, the Company and each Subsidiary has not received any notices or correspondence from the FDA or any other federal, state, local or foreign governmental or regulatory authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company or any Subsidiary.

5.20.     Brokers. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the Exchange and there is no investment banker, broker, finder, financial advisor or other Person that has been retained by or is authorized to act on behalf of the Company or any Subsidiary who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

5.21.     Environmental Matters.

(a)      (i) No written notice, notification, demand, request for information, citation, summons, complaint or order has been received by, and no investigation, action, claim, suit, proceeding or review is pending or, to the knowledge of the Company and each Subsidiary, threatened by any Person against the Company or any Subsidiary and no penalty has been assessed against the Company or any Subsidiary with respect to any matters relating to or arising out of any Environmental Law; (ii) the Company and each Subsidiary is in compliance with all Environmental Laws except where the failure to comply would not have a Material Adverse Effect; and (iii) to the knowledge of the Company and each Subsidiary there are no liabilities of or relating to the Company or any Subsidiary relating to or arising out of any Environmental Law except such as would not have a Material Adverse Effect, and, to the knowledge of the Company and each Subsidiary, there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability.

(b)     For purposes of this Agreement, the term “Environmental Laws” means federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, codes, injunctions, permits and governmental agreements relating to human health and the environment, including, but not limited to, Hazardous Materials; and the term “Hazardous Material” means all substances or materials regulated as hazardous, toxic, explosive, dangerous, flammable or radioactive under any Environmental Law including, but not limited to: (i) petroleum, asbestos, or polychlorinated biphenyls and (ii) in the United States, all substances defined as Hazardous Substances, Oils, Pollutants or Contaminants in the National Oil and Hazardous Substances Pollution Contingency Plan.

5.22.     Intellectual Property Matters.

(a)     “Intellectual Property” means any and all of the following arising under the laws of the United States, any other jurisdiction or any treaty regime: (i) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereon, and all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, (ii) all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (iii) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (iv) all trade secrets and confidential business information (including, without limitation, ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals), (v) all computer software (including, without limitation, data and related documentation and except for any commercial “shrink-wrapped” software) and source codes (other than open source codes), (vi) all other proprietary rights, (vii) all copies and tangible embodiments of the foregoing (in whatever form or medium) and (viii) all licenses or agreements in connection with the foregoing. “Company Intellectual Property” means all Intellectual Property which is used in connection with, and is material to, the business of the Company or any Subsidiary and all Intellectual Property owned by the Company or any Subsidiary, provided that any Intellectual Property that is licensed by the Company and each Subsidiary shall be included within the meaning of Company Intellectual Property only within the scope of use by the Company or in connection with the Company’s and each Subsidiary’s business.

(b)     With respect to each item of Company Intellectual Property that is material to the Company’s and each Subsidiary’s business:

(i)     The Company and each Subsidiary possess all rights, titles and interests in and to the item if owned by the Company or any Subsidiary, as applicable, free and clear of any Encumbrance, license or other restriction, and possess all rights necessary in the case of a licensed item to use such item in the manner in which it presently uses the item or reasonably contemplates using such item, and the Company and each Subsidiary has taken or caused to be taken reasonable and prudent steps to protect its rights in and to, and the validity and enforceability of, the item owned by the Company or any Subsidiary;

(ii)     the item if owned by the Company or any Subsidiary is not, and if licensed, to the knowledge of the Company and each Subsidiary is not, subject to any outstanding injunction, judgment, order, decree, ruling or charge naming the Company or any Subsidiary;

(iii)     no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending that challenges the legality, validity, enforceability, use or ownership of the item;

(iv)     to the knowledge of the Company and each Subsidiary, the item or use thereof by the Company or any Subsidiary does not infringe, misappropriate or contribute to infringement or misappropriation of or upon any Intellectual Property right or other right of any third party;

(v)     to the knowledge of the Company and each Subsidiary, no third party has infringed upon or misappropriated or contributed to the infringement upon or misappropriation of the Company’s or any Subsidiary’s Intellectual Property rights in the item;

(vi)     the Company and each Subsidiary is not party to any option, license, sublicense or agreement of any kind covering the item that it is in material breach or default thereunder, and to the knowledge of the Company and each Subsidiary no event has occurred which, with notice or lapse of time, would constitute such a breach or default or permit termination, modification or acceleration thereunder; and

(vii)     each option, license, sublicense or agreement of any kind covering the item is legal, valid, binding, enforceable and in full force and effect.

(c)     All registered patents, copyrights, trademarks and service marks included in the Company Intellectual Property: (x) if owned by the Company and (y) if licensed, to the knowledge of the Company and each Subsidiary, are valid and subsisting and are not subject to any claims, Encumbrances, taxes or other fees except for periodic filing, annuity and maintenance fees and Permitted Encumbrance.

(d)     None of the Key Employees are obligated under any contract (including, without limitation, licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of his or her reasonable diligence to promote the interests of the Company or any Subsidiary or that would conflict with the Company’s or any Subsidiary’s business as presently conducted. Neither the execution, delivery or performance of this Agreement, nor the carrying on of the Company’s or any Subsidiary’s business by the employees of the Company or any Subsidiary, nor the conduct of the Company’s or any Subsidiary’s businesses as presently conducted, will violate or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant, or instrument under which any such Key Employee is obligated, and which violation, breach or default would be materially adverse to the Company or any Subsidiary.

(e)     The Company has entered into confidentiality and proprietary information and assignment of inventions agreements in customary form and sufficient to protect the rights of the Company, with any current and former employee or contractor of the Company and each Subsidiary that had contributed to the development of any Intellectual Property used by the Company or any Subsidiary (other than Intellectual Property licensed by the Company or a Subsidiary from any Person other than the Company or a Subsidiary). Neither the Company nor any Subsidiary is aware of any violation by any such individual of such agreements.

(f)     No current or former stockholder, director, officer, employee, consultant or contractor of the Company or any Subsidiary has any right, title or interest in any of the Company Intellectual Property.

(g)     To the knowledge of the Company and each Subsidiary, it is not, nor will it be, necessary to utilize any inventions, trade secrets or proprietary information of any of the Company’s or any Subsidiary’s current or former stockholder, director, officer, employee, consultant or contractor, made prior to their employment or engagement by the Company or any Subsidiary, except for valid and enforceable inventions, trade secrets or proprietary information that have been duly and irrevocably assigned to the Company or any Subsidiary.

(h)     The Company and each Subsidiary maintains policies and procedures regarding data security, privacy and data use that are commercially reasonable and, in any event, comply with the Company’s and each Subsidiary’s obligations to its customers and with applicable laws, rules, standards and regulations. To the knowledge of the Company and each Subsidiary, there have not been, and the transaction contemplated under this Agreement will not result in, any breach of any security policy, data use restriction or breach under any such policies or any breach of applicable laws, rules or regulations relating to data security, privacy and data use.

(i)     To the knowledge of the Company, the Company’s and each of the Company Subsidiary’s businesses as currently conducted and proposed to be conducted does not and will not infringe, misappropriate or violate any Intellectual Property of any third party.

5.23.     Related-Party Transactions. Except as disclosed in the SEC Reports or as set forth on Schedule 5.23 attached hereto, no stockholder who is known by the Company to beneficially own 5% or more (on a fully-diluted basis) of any class of equity securities and no officer or director of the Company or any Subsidiary, or member of the foregoing’s immediate family, is currently indebted to the Company or any Subsidiary, nor is the Company or any Subsidiary indebted (or committed to make loans or extend or guarantee credit) to any of such individuals. All transactions that have occurred between or among the Company and any Subsidiary, on the one hand, and any of the Company’s or any Subsidiary’s officers or directors, or any Affiliate or Affiliates of any such officer or director, on the other hand, prior to the date hereof have been disclosed in the SEC Reports.

5.24.     Title to Property and Assets. Neither the Company nor any Subsidiary owns any real property. The Company and each Subsidiary own or have legally enforceable rights to use or hold for use its personal property and assets free and clear of all Encumbrances except: (i) Permitted Encumbrance and (ii) such other Encumbrances, if any, that individually or in the aggregate, do not and would not detract from the value of any asset or property of the Company or any Subsidiary or interfere with the use or contemplated use of any personal property of the Company or any Subsidiary. With respect to any real property, the Company and each Subsidiary is not in violation in any material respect of any of its leases. All machinery, equipment, furniture, fixtures and other personal property that is material to the Company’s and each Subsidiary’s business and all buildings, structures and other facilities, if any, including, without limitation, office or other space used by the Company or any Subsidiary in the conduct of its business and material to its business, are in good operating condition and fit for operation in the ordinary course of business (subject to normal wear and tear) except for any defects which will not interfere with the conduct of normal operations of the Company or any Subsidiary, as the case may be.

5.25.     Disclosure. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company. No representation or warranty by the Company contained in this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that the Investor does not make and has not made and the Company does not rely in any way on any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 hereof. The Company confirms that neither it nor any of its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized any other Person to provide, any Investor or its respective agents or counsel with any information that it believes constitutes material non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions thereunder may constitute such information, all of which will be disclosed by the Company in a press release or 8-K Filing, as contemplated by Section 6.7 hereof.

5.26.     Absence of Changes. Since June 30, 2015, except as disclosed on Schedule 5.26, there has not been any Material Adverse Effect or any event or events that individually or in the aggregate would reasonably be expected to have a Material Adverse Effect. Since June 30, 2015, (i) there has not been any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, (ii) neither the Company nor any Subsidiary has sustained any material loss or interference with the Company’s or any Subsidiary’s business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, and (iii) neither the Company nor any Subsidiary has incurred any material liabilities except in the ordinary course of business.

5.27.     Suppliers and Customers. Neither the Company nor any Subsidiary has any knowledge of any termination, cancellation or threatened termination or cancellation or limitation of, or any material dissatisfaction with, the business relationship between the Company or any Subsidiary and any material supplier, customer, vendor, customer or client.

5.28.     Regulatory Permits. The Company and each Subsidiary possess all material certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct the Company’s or any Subsidiary’s business, as they are currently being conducted (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

5.29.     Indebtedness. Other than Permitted Indebtedness, neither the Company nor any Subsidiary (i) has any outstanding Indebtedness, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by any other party to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect or potential future violations relating to the inability to honor conversions of indebtedness into Common Stock due to having an insufficient number of shares of Common Stock authorized and available for issuance, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s or such Subsidiary’s officers, as applicable, has or is expected to have a Material Adverse Effect.

5.30.     Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

5.31.     Accountants. The accountant who expressed their opinion with respect to the financial statements included in the SEC Reports, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and its accountants.

5.32.     Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Charter Documents or the laws of its state of incorporation (including Sections 78.378 to 78.3793 of the Nevada Revised Statutes) that is or could become applicable to each Investor as a result of such Investor and the Company fulfilling their obligations or exercising their rights under this Agreement, including without limitation as a result of the Company’s issuance of the Shares and such Investor’s ownership of the Shares.

5.33.     Foreign Corrupt Practices. Since January 1, 2012, neither the Company, its Subsidiaries, nor to the Company’s and each Subsidiary’s knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company or any Subsidiary (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of in any material respect any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

5.34.     Exemption from Registration. The Exchange is exempt from the registration requirements of the Securities Act. The Company has complied in all material respects with such provisions and, without limiting the generality thereof, has not paid to any person, directly or indirectly, any commission or other remuneration for soliciting the Exchange. Neither the Company nor any of its Affiliates, nor any person acting on its or their behalf: (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the Exchange; (ii) in the three months prior to Closing Date, has, other than the transactions contemplated with respect to the Preferred Stock and pursuant to this Agreement, directly or indirectly, made any offers or sales of any security or solicited any offers to buy or exchange any security, under any circumstances that would require registration of the Shares under the Securities Act; or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the Exchange or the issuance of the Shares for purposes of the Securities Act or of any applicable stockholder approval provisions, nor will the Company or any of its affiliates take any action or steps that would require registration of the Shares under the Securities Act.

5.35.     Tacking of Securities. The Company represents that the holding period of the Shares tacks to the holding period of the Warrants for Rule 144 purposes. The Company agrees not to take a position contrary to this paragraph. If requested by an Investor, the Company shall promptly, and in any event within three business days of such request, provide a legal opinion of outside counsel opining to the immediate availability of Rule 144 for the resale of the Shares, provided that the Investor is not an affiliate of the Company.

5.36.     Acknowledgment Regarding Investors’ Exchange of Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length Investor with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity with respect to the Company) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor or any of their respective representatives or agents to the Company in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Investor’s receipt of the Shares. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

5.37.     No Registration Rights. Other than as set forth in the Registration Rights Agreement, no person has the right to (i) prohibit the Company from filing a Registration Statement or (ii) require the Company to register any securities for sale under the Securities Act by reason of the filing of a Registration Statement. The granting and performance of the registration rights under the Registration Rights Agreement will not violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture, or instrument to which the Company is a party.

5.38.     Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for a company (i) in the businesses and location in which the Company is engaged, (ii) with the resources of the Company, and (iii) at a similar stage of development as the Company. The Company has not received any written notice that the Company will not be able to renew its existing insurance coverage as and when such coverage expires. The Company believes it will be able to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

5.39.     No Additional Agreements. The Company has no other agreements or understandings (including, without limitation, side letters) with any Investor to purchase Shares on terms other than as set forth herein.

5.40.     Dilutive Effect. The Company's executive officers and directors understand the nature of the Exchange hereby and recognize that the issuance of the Shares will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Shares is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Common Stock and the issuance of the Underlying Shares upon conversion of the Preferred Stock is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other stockholders of the Company or parties entitled to receive equity of the Company.

5.41.     Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

5.42.     Acknowledgement Regarding Investors’ Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents in accordance with the terms thereof, none of the Investors have been asked by the Company or any of its Subsidiaries to agree, nor has any Investor agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Shares for any specified term; (ii) any Investor, and counterparties in “derivative” transactions to which any such Investor is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to such Investor’s knowledge of the transactions contemplated by the Transaction Documents; and (iii) each Investor shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Press Release (as defined below) one or more Investors may engage in hedging and/or trading activities at various times during the period that the Shares are outstanding, and such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement or any other Transaction Document or any of the documents executed in connection herewith or therewith.

5.43.     Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

5.44.     U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Shares are held by any of the Investors, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company and each Subsidiary shall so certify upon any Investor’s request.

5.45.     Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Shares to be issued to each Investor hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

5.46.     Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

5.47.     Shell Company Status. Since January 1, 2010, the Company is not an issuer identified in, or subject to, Rule 144(i).

5.48.     Public Utility Holding Act. None of the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

5.49.     Federal Power Act. None of the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

5.50.     Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

6.             Covenants.

6.1.     Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 7 of this Agreement.

6.2.     Reporting Status. During the Reporting Period, the Company shall (i) timely file all reports required to be filed with the Commission pursuant to the Exchange Act or the rules and regulations thereunder and (ii) not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend the Company’s reporting and filing obligations under the Exchange Act or Securities Act.

6.3.     Financial Information. The Company agrees to send the following to each Investor (as defined in the Registration Rights Agreement) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the Securities Act and (ii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

6.4.     Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Registrable Securities upon each trading market and national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) (but in no event later than the Closing Date) and shall maintain such listing or designation for quotation (as the case may be) of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or designation for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 6.4.

6.5.     Conduct of Business. The business of the Company shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

6.6.     Pledge of Shares. The Company acknowledges and agrees that the Shares may be pledged by the Investors in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Shares. The pledge of Shares shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and in effecting a pledge of Shares the Investors shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Shares may reasonably request in connection with a pledge of the Shares to such pledgee by the Investors.

6.7.     Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, on the second Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms and conditions of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching the Agreement as an exhibit to such filing (including all attachments, the “8-K Filing”). The Company shall not publicly disclose the name of any Investor or any affiliate or investment adviser of the Investor, or include the name of any Investor or any affiliate or investment adviser of the Investor in any filing with the Commission (other than in a Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic report or current report filing requirements under the Exchange Act) or any regulatory agency, without the prior written consent of such Investor, except to the extent such disclosure is required by law or regulations, in which case the Company shall provide each Investor whose name is to be disclosed with prior notice of such disclosure and a reasonable opportunity to comment on the proposed disclosure insofar as it relates specifically to such Investor. Subject to the foregoing, neither the Company nor the Investors shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investors, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations.

6.8.     Expenses. The Company shall pay the reasonable legal fees and expenses of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to certain Investors (“Mintz Levin”), incurred by such Investors in connection with the transactions contemplated by this Agreement, not to exceed $20,000, which amount shall be paid directly by the Company to Mintz Levin at the Closing or paid by the Company to Mintz Levin upon termination of this Agreement. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Investor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as set forth above, the Company and each Investor is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.

6.9.     Underlying Shares; Conversion Procedures. The Company shall reserve and keep available at all times during which the Preferred Shares remain outstanding, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Underlying Shares upon conversion of the Preferred Shares pursuant to the Certificate of Designation. The form of Notice of Conversion included in the Certificate of Designation sets forth the totality of the procedures required of the Investors in order to convert the Preferred Shares. No additional legal opinion, other information or instructions shall be required of the Investors order for them to convert their Preferred Shares. The Company shall honor conversions of the Preferred Shares and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

6.10.     Additional Registration Statements. Until the Applicable Date (as defined below) and at any time thereafter while any Registration Statement is not effective or any prospectus contained therein is not available for use, the Company shall not file a registration statement under the Securities Act relating to securities that are not the Registrable Securities. “Applicable Date” means the first date on which the resale by the Investors of all Registrable Securities is covered by one or more effective Registration Statements (as defined in the Registration Rights Agreement) (and each prospectus contained therein is available for use on such date).

6.11.     Additional Issuance of Securities. Without the prior written consent of the Required Investors (which may be granted or withheld in the sole discretion of such Required Investors), the Company agrees that for the period commencing on the date hereof and ending on the date immediately following the one hundred eighty (180) day anniversary of the Applicable Date (provided that such period shall be extended by the number of days during such period and any extension thereof contemplated by this proviso on which the Registration Statement is not effective or any prospectus contained therein is not available for use) (the “Restricted Period”), neither the Company nor any of its Subsidiaries shall directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the Securities Act), any Convertible Securities, any debt, any preferred stock or any purchase rights (any such issuance, offer, sale, grant, disposition or announcement (whether occurring during the Restricted Period or at any time thereafter) is referred to as a “Subsequent Placement”). Notwithstanding the foregoing, this Section 6.11 shall not apply in respect of the issuance of:

(a)     shares of Common Stock or standard options to purchase Common Stock to directors, officers or employees of the Company in their capacity as such pursuant to an Approved Share Plan (as defined below), provided that (1) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the date hereof pursuant to this clause (A) do not, in the aggregate, exceed more than 12,500,000 shares of Common Stock (as adjusted for stock splits, stock combinations and other similar transactions occurring after the date of this Agreement) and (2) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Investors;

(b)     shares of Common Stock issued upon the conversion or exercise of, or otherwise on account of, Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Share Plan that are covered by clause (a) above) issued prior to the date hereof, provided that the conversion, exercise or other method of issuance (as the case may be) of any such Convertible Security is made solely pursuant to the conversion, exercise or other method of issuance (as the case may be) provisions of such Convertible Security that were in effect on the date immediately prior to the date of this Agreement, the conversion, exercise or issuance price of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Share Plan that are covered by clause (a) above) is not lowered, none of such Convertible Securities are (other than standard options to purchase Common Stock issued pursuant to an Approved Share Plan that are covered by clause (a) above) (nor is any provision of any such Convertible Securities) amended or waived in any manner (whether by the Company or the Investor thereof) to increase, or which results in an increase in, the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Share Plan that are covered by clause (a) above) are otherwise materially changed or waived (whether by the Company or the Investor thereof) in any manner that adversely affects any of the Investors;

(c)     the Shares; and

(d)     shares of Common Stock issued in connection with strategic mergers and acquisitions, provided that (I) the primary purpose of such issuance is not to raise capital, (II) the acquirer of such shares of Common Stock in such issuance solely consists of either (1) the actual owners of such assets or securities acquired in such merger or acquisition or (2) the stockholders, partners or members of the foregoing Persons, and (III) the number or amount (as the case may be) of such shares of Common Stock issued to each such Person by the Company shall not be disproportionate to such Person’s actual ownership of such assets or securities to be acquired by the Company (as applicable).

“Approved Share Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer or director for services provided to the Company in their capacity as such. “Convertible Securities” means any capital stock, note, debenture or other security of the Company or any of its Subsidiaries that is, or may become, at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the Investor thereof to acquire, any capital stock, note, debenture or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.

6.12.     Variable Rate Transaction. Until the earlier to occur of (i) the date on which all of the Investors shall have sold all of the Registrable Securities and (ii) the third (3rd) anniversary of the date hereof, the Company and each Subsidiary shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement involving a Variable Rate Transaction without the prior written consent of the Required Investors (which may be granted or withheld in the sole discretion of the Required Investors). “Variable Rate Transaction” means a transaction in which the Company or any Subsidiary (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or (ii) enters into any agreement (including, without limitation, an “equity line of credit” or an “at the market offering”) whereby the Company or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights). Each Investor shall be entitled to obtain injunctive relief against the Company and its Subsidiaries (as applicable) to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

6.13.     Passive Foreign Investment Company. The Company shall conduct its business in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

7.             Conditions of Parties’ Obligations.

7.1.     Conditions of the Investors’ Obligations at the Closing. The obligations of the Investors under Section 2 hereof are subject to the fulfillment, prior to the Closing, of all of the following applicable conditions, any of which may be waived in whole or in part by the Investors in their absolute discretion.

(a)     Representations and Warranties. The representations and warranties of the Company contained in this Agreement and in any certificate, if any, or other writing, if any, delivered by the Company pursuant hereto shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent expressly made as of an earlier date in which case as of such earlier date).

(b)     Performance. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied by it on or prior to the Closing Date.

(c)     Delivery. The Company shall deliver this Agreement duly executed by the Company and evidence of the filing and acceptance of the Certificate of Designation from the Secretary of State of Nevada;

(d)     Qualification Under State Securities Laws. All registrations, qualifications, permits and approvals, if any, required under applicable state securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement.

(e)     Consents and Waivers. The Company shall have obtained all consents or waivers necessary to execute and perform its obligations under this Agreement. All corporate and other action and governmental filings necessary for the Company to effectuate the terms of this Agreement and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken by the Company, and no Material Adverse Effect has occurred with respect to the operation of the Company’s business.

(f)     No Material Adverse Effect. Since the date of the latest audited balance sheet of the Company included in the SEC Reports, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

(g)     Legal Opinion. The Company shall have delivered to such Investor an opinion, dated as of the Closing Date, from Smith, Gambrell & Russell, LLP, counsel to the Company, in a form reasonably acceptable to the Investors.

(h)     Registration Rights Agreement. The Company shall have delivered to such Investor the Registration Rights Agreement by an among the Company and the Investors, dated as of the Closing Date, in the form attached hereto as Exhibit C (as amended, modified or supplemented from time to time in accordance with its terms, the “Registration Rights Agreement”) duly executed by the Company.

(i)     Transfer Agent Instructions. The Company shall have delivered to its transfer agent irrevocable instructions to issue to such Investor or in such nominee name(s) as designated by such Investor in writing (i) one or more certificates representing such Common Shares set forth opposite such Investor’s name on Schedule I hereto, and (ii) one or more certificates representing such Preferred Shares set forth opposite such Investor’s name on Schedule I hereto; provided, however, that if such Investor has indicated to the Company at the time of execution of this Agreement a need to settle “delivery versus payment”, the Company shall deliver to such Investor or such Investor’s designated custodian such original stock certificates to be acquired by such Investor.

(j)     Officer’s Certificate. The Company shall have delivered to each Investor a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 7.1(a), (b) and (f).

(k)     Secretary’s Certificate. The Company shall have delivered to each Investor a certificate of the Secretary of the Company, dated as of the Closing Date, (a) certifying the resolutions adopted by the board of directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, (b) certifying the current versions of the certificate or articles of incorporation, as amended, and by-laws of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

(l)     Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(m)     No Governmental Prohibition. The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation.

7.2.     Conditions of the Company’s Obligations. The obligations of the Company under Section 2 hereof are subject to the fulfillment prior to or on the Closing Date of all of the following conditions with respect to each Investor separately, any of which may be waived in whole or in part by the Company: (i) such Investor at the Closing shall have performed all of its obligations hereunder required to be performed by it at or prior to the Closing, (ii) the representations and warranties of such Investors at the Closing contained in this Agreement shall be true and correct at and as of the Closing as if made at and as of the Closing (except to the extent expressly made as of an earlier date, in which case as of such earlier date), and (iii) such Investor shall have delivered to the Company the Registration Rights Agreement duly executed by such Investor.

8.             Transfer Restrictions; Restrictive Legend.

8.1.     Transfer Restrictions. The Investors understand that the Company may, as a condition to the transfer of any of the Shares, require that the request for transfer be accompanied by an opinion of counsel reasonably satisfactory to the Company, to the effect that the proposed transfer does not result in a violation of the Securities Act, unless such transfer is covered by an effective registration statement or by Rule 144 or Rule 144A under the Securities Act; provided, however, that an opinion of counsel shall not be required for a transfer by an Investor that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests, (B) a corporation transferring to a wholly owned subsidiary or a parent corporation that owns all of the capital stock of such Investor, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (D) an individual transferring to such Investor’s family member or trust for the benefit of an individual Investor, (E) transferring its Shares to any Affiliate of such Investor, in the case of an institutional investor, or other Person under common management with such Investor, or (F) a transfer that is made pursuant to a bona fide gift to a third party; provided, further, that (i) the transferee in each case agrees to be subject to the restrictions in this Section 8 and provides the Company with a representation letter containing substantially the same representations and warranties in Section 4 hereof, (ii) the Company satisfies itself that the number of transferees is sufficiently limited and (iii) in the case of transferees that are partners or limited liability company members, the transfer is for no consideration. It is understood that the certificates evidencing the Shares may bear substantially the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT.”

8.2.     Unlegended Certificates. The Company shall, at its sole expense, upon appropriate notice from any Investor stating that Registerable Securities have been sold pursuant to an effective registration statement, timely prepare and deliver certificates representing the Shares to be delivered to a transferee pursuant to the registration statement, which certificates shall be free of any restrictive legends and in such denominations and registered in such names as such Investor may request. Further, the Company shall, at its sole expense, cause its legal counsel or other counsel satisfactory to the transfer agent (i) while the registration statement is effective, to issue to the transfer agent a “blanket” legal opinion to allow sales without restriction pursuant to the effective registration statement and (ii) provide all other opinions as may reasonably be required by the transfer agent in connection with the removal of legends. An Investor may request that the Company remove, and the Company agrees to authorize the removal of, any legend from such Shares, following the delivery by an Investor to the Company or the Company’s transfer agent of a legended certificate representing such Shares (i) following any sale of such Shares pursuant to Rule 144, (ii) if such Shares are eligible for sale under Rule 144(b)(1), or (iii) following the time a legend is no longer required with respect to such Shares. If a legend is no longer required pursuant to the foregoing, the Company will no later than three business days following the delivery by an Investor to the Company or the Company’s transfer agent of a legended certificate representing such Shares deliver or cause to be delivered to such Investor a certificate representing such Shares that is free from all restrictive legends. Certificates for Shares free from all restrictive legends may be transmitted by the Company’s transfer agent to the Investors by crediting the account of the Investor’s prime broker with the Depository Trust Company (“DTC”) as directed by such Investor. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 8.2 will be given by the Company to its transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. If an Investor effects a transfer of the Shares in accordance with Section 8.1, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Investor to effect such transfer. Each Investor hereby agrees that the removal of the restrictive legend pursuant to this Section 8.2 is predicated upon the Company’s reliance that such Investor will sell any such Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

8.3.     At any time when the Company is required to cause an unlegended certificate to replace a previously issued legended certificate, if: (1) the unlegended certificate is not delivered to an Investor within three business days of submission by that Investor of a legended certificate and supporting documentation to the transfer agent as provided above and (2) prior to the time such unlegended certificate is received by the Investor, the Investor, or any third party on behalf of such Investor or for the Investor’s account, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of shares represented by such certificate (a “Buy-In”), then the Company shall pay in cash to the Investor (for costs incurred either directly by such Investor or on behalf of a third party) the amount by which the total purchase price paid for Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceeds the proceeds received by such Investor as a result of the sale to which such Buy-In relates. The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy-In.

9.             Registration, Transfer and Substitution of Certificates for Shares.

9.1.     Stock Register; Ownership of Shares. The Company will keep at its principal office, or cause its transfer agent to keep, a register in which the Company will provide for the registration of transfers of the Shares. The Company may treat the Person in whose name any of the Shares are registered on such register as the owner thereof and the Company shall not be affected by any notice to the contrary. All references in this Agreement to an “Investor” of any Shares shall mean the Person in whose name such Shares are at the time registered on such register.

9.2.     Replacement of Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing any of the Shares, and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement and surety bond reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender of such certificate for cancellation at the office of the Company maintained pursuant to Section 9.1 hereof, the Company at its expense will execute and deliver, in lieu thereof, a new certificate representing such Common Share, of like tenor.

10.           Definitions. Unless the context otherwise requires, the terms defined in this Section 10 shall have the meanings specified for all purposes of this Agreement; provided however, that capitalized terms that are not otherwise defined herein shall have the meanings given to such terms in the Certificate of Designation. All accounting terms used in this Agreement, whether or not defined in this Section 10, shall be construed in accordance with GAAP. If the Company has one or more Subsidiaries, such accounting terms shall be determined on a consolidated basis for the Company and each of its Subsidiaries, and the financial statements and other financial information to be furnished by the Company pursuant to this Agreement shall be consolidated and presented with consolidating financial statements of the Company and each of its Subsidiaries.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

“Approved Share Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer or director for services provided to the Company in their capacity as such. “Convertible Securities” means any capital stock, note, debenture or other security of the Company or any of its Subsidiaries that is, or may become, at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the Investor thereof to acquire, any capital stock, note, debenture or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.

“Certificate of Designation” means the Certificate of Designation to be filed prior to the Closing by the Company with the Secretary of State of Nevada, in the form of Exhibit B attached hereto.

“Code” means the Internal Revenue Code of 1986, as amended.

“Encumbrances” means a lien, claim, judgment, charge, mortgage, security interest, pledge, escrow, equity or other encumbrance other than restrictions pursuant to any applicable state or federal securities laws.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means U.S. generally accepted accounting principles consistently applied.

“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority, self-regulatory organization or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

“Indebtedness” means (1) all indebtedness for borrowed money, (2) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business), (3) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (4) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (5) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (6) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (7) all indebtedness referred to in clauses (1) through (6) above secured by (or for which the Investor of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (8) all contingent obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (1) through (7) above.

“Knowledge” by a Person of a particular fact or other matter means the following: (a) if the Person is an individual, that such individual is actually aware or reasonably should be aware, after due inquiry, by virtue of such person’s office, of such fact or other matter; and (b) if the Person is an Entity, any executive officer of such Person is actually aware or reasonably should be aware, after due inquiry, of such fact or other matter.

“Material Adverse Effect” means any (i) adverse effect on the reservation, issuance, delivery or validity of the Shares, as applicable, or the transactions contemplated hereby or on the ability of the Company to perform its obligations under this Agreement, or (ii) material adverse effect on the condition (financial or otherwise), prospects, properties, assets, liabilities, business or operations of the Company or any of its Subsidiaries.

“Material Contract” means all written and oral contracts, agreements, deeds, mortgages, leases, subleases, licenses, instruments, notes, commitments, commissions, undertakings, arrangements and understandings (i) which by their terms involve, or would reasonably be expected to involve, aggregate payments by or to the Company or any Subsidiary during any twelve month period in excess of $250,000, (ii) the breach of which by the Company or any Subsidiary would reasonably be expected to have a Material Adverse Effect, or (iii) which are required to be filed as exhibits by the Company with the Commission pursuant to Items 601(b)(1), 601(b)(2), 601(b)(4), 601(b)(9) or 601(b)(10) of Regulation S-K promulgated by the Commission.

“Person” means and includes all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures, limited liability companies and other entities and governments and agencies and political subdivisions.

“Permitted Encumbrance” means any Encumbrance disclosed in an SEC Report and: (1) any Encumbrance for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (2) any statutory Encumbrance arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (3) any Encumbrance created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (4) Encumbrance (a) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (b) existing on such equipment at the time of its acquisition, provided that the Encumbrance is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (5) Encumbrance incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Encumbrance of the type described in clauses (1) through (4) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Encumbrance and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (7) leases, subleases, licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, and (8) Encumbrance in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods.

“Permitted Indebtedness” means (1) Indebtedness existing on the Closing Date and disclosed in the SEC Reports, (2) Purchase Money Indebtedness, (3) Indebtedness to trade creditors incurred in the ordinary course of business, (4) extensions, refinancings and renewals of any items of Permitted Indebtedness in clauses (1) and (2) hereof, provided that the principal amount is not increased, other than by their existing terms, or the terms modified to impose more burdensome terms upon Company and such Indebtedness shall not be secured by any additional collateral, and Indebtedness otherwise listed on Schedule 5.29.

“Preferred Stock” means the Company’s Series B Convertible Preferred Stock, $0.001 par value, issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designation.

“Pro Rata Interest” means the number of Shares purchased by each Investor, relative to the total number of Shares being sold hereunder, as reflected on Schedule I attached hereto.

“Purchase Money Indebtedness” means Indebtedness, incurred at the time of, or within 30 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

“Investor” has the meaning assigned to it in the introductory paragraph of this Agreement and shall include any Affiliates of the Investor.

“Reporting Period” means the period commencing on the Closing Date and ending on the earlier of (i) the date as of which the Investors may sell all of the Shares under Rule 144 without volume or manner of sale restrictions and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act and (ii) the date on which such Investor shall have sold all of the Shares pursuant to a Registration Statement.

“Required Investors” means the Investors beneficially owning (as determined pursuant to Rule 13d-3 under the Exchange Act but without giving effect to any limitation on the conversion of the Preferred Shares included in the Certificate of Designation) at least 66% of the Shares.

“Transaction Documents” means this Agreement, the Certificate of Designation, the Registration Rights Agreement and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

11.           Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be publicly disclosed by the Company in the press release to be issued, or 8-K Filing to be filed, pursuant to Section 6.7 herein, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

12.           Miscellaneous.

12.1.     Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Investors, the Company, their affiliates and Persons acting on their behalf solely with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Investor has entered into with, or any instruments any Investor has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Investor in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to any Investor or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Investor, or any instruments any Investor received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. Provisions of this Agreement may be amended only with the written consent of the Company and each Investor. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or all Investors of Common Shares (as the case may be). The Company has not, directly or indirectly, made any agreements with any Investors relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Investor has made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for each Investor to enter into this Agreement, the Company expressly acknowledges and agrees that (i) no due diligence or other investigation or inquiry conducted by an Investor, any of its advisors or any of its representatives shall affect such Investor’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (ii) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect such Investor’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

12.2.     Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) when delivered, if delivered personally, (b) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid; (c) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, or (d) when receipt is acknowledged, in the case of facsimile or email, in each case to the intended recipient as set forth below, with respect to the Company, and to the addresses set forth on the signature pages hereto with respect to the Investors.

If to the Company:

SANWUAVE Health, Inc.

11475 Great Oaks Way, Suite 150

Alpharetta, Georgia 30022

Facsimile: (404) 419-8634

E-mail address: lisa.sundstrom@sanuwave.com

Attention: Chief Financial Officer

With a copy (for informational purposes only) to:

Smith, Gambrell & Russell, LLP

1230 Peachtree Street, NE

Promenade, Suite 3100

Atlanta, Georgia 30309

Facsimile: (404) 685-6934

E-mail address: jethridge@sgrlaw.com

Attention: John C. Ethridge, Jr., Esq.

or at such other address as the Company or each Investor each may specify by written notice to the other parties hereto in accordance with this Section 12.2.

12.3.     No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

12.4.     Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto, the successors and permitted assigns of each Investor and the successors of the Company, whether so expressed or not. None of the parties hereto may assign its rights or obligations hereof without the prior written consent of the Company, except that an Investor may, without the prior consent of the Company, assign its rights to purchase the Shares hereunder to any of its Affiliates (provided such Affiliate agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in Section 4 hereof). Except as specifically set forth herein, this Agreement shall not inure to the benefit of or be enforceable by any other Person.

12.5.     Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

12.6.     Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or under any of the other Transaction Documents or in connection herewith or therewith or with any transaction contemplated hereby or thereby or discussed herein or therein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall (i) limit, or be deemed to limit, in any way any right to serve process in any manner permitted by law or (ii) operate, or shall be deemed to operate, to preclude any Investor from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Investor or to enforce a judgment or other court ruling in favor of such Investor. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12.7.     Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts (including counterparts delivered by facsimile or other electronic format) shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

12.8.     Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

12.9.     Survival. The representations, warranties, agreements and covenants shall survive the Closing. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

12.10.     Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

12.11.     Indemnification. In consideration of each Investor’s execution and delivery of the Transaction Documents and acquiring the Shares thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Investor and each Investor of any Shares and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents or (c) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (i) the execution, delivery, performance or enforcement of any of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Shares, (iii) any disclosure properly made by such Investor pursuant to Section 6.7, or (iv) the status of such Investor or Investor of the Shares either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief) (unless such action is based upon actual fraud by such Indemnitee). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 12.11 shall be the same as those set forth in Section 6 of the Registration Rights Agreement

12.12.     Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for stock splits, stock dividends, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement.

12.13.     Remedies. Each Investor and each Investor of any Shares shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such Investors have been granted at any time under any other agreement or contract and all of the rights which such Investors have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security, to the extent permitted by law), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Investors. The Company therefore agrees that the Investors shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

12.14.     Exercise of Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

12.15.     Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to any Investor hereunder or pursuant to any of the other Transaction Documents or any of the Investors enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Until none of the Warrants are outstanding, the Company shall not effect any stock combination, reverse stock split or other similar transaction (or make any public announcement or disclosure with respect to any of the foregoing) without the prior written consent of the Required Investors (which may be granted or withheld in the sole discretion of the Required Investors. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

12.16.     Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under the Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Investor to purchase Shares pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with such Investor making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring such Investor’s investment in the Shares or enforcing its rights under the Transaction Documents. The Company and each Investor confirms that each Investor has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Shares contemplated hereby was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among the Investors.

*     *     *

IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed as of the day and year first written above.

[Exchange Investor]

By:
Name:
Title:

Address for the stock certificates to be mailed:

Name:
Attn:
Address:

EXHIBIT B

Form of Certificate of Designation

[To be inserted]

B-43